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                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED NOVEMBER 24, 2003 TO THE
                  PROSPECTUS DATED MAY 1, 2003, AS SUPPLEMENTED

Effective December 12, 2003, this Supplement updates certain information contained in the Prospectus dated May 1, 2003, of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

         Information Regarding EQ/Putnam International Equity Portfolio

The information provided below updates information regarding the EQ/Putnam International Equity Portfolio.

All references in the Prospectus to the "EQ/Putnam International Equity Portfolio" or "EQ/Putnam International Equity" are changed to the "EQ/Mercury International Value Portfolio" or "EQ/Mercury International Value," respectively.

Under the heading "The Investment Strategy" in the description of the Portfolio, delete the fourth paragraph and insert the following in its place:

         The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. In investing the Portfolio's assets, the Adviser follows a value investing style, focusing on the stocks that the Adviser believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include low price-to-earnings ratio relative to the cost of capital and other intrinsic characteristics, high yield relative to the market and financial strength. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

Under the heading "Portfolio Performance" in the description of the Portfolio, add the following at the end of the first paragraph.

         This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003.

Delete all information under the heading "Who Manages the Portfolio" in the description of the Portfolio and insert the following:

         Merrill Lynch Investment Managers International Limited ("MLIM International"), an affiliate of Fund Asset Management, L.P., 33 King William Street, London EC4R 9AS, England, serves as the Adviser to the Portfolio. As of September 2003, MLIM International and its investment advisory affiliates had approximately $473 billion in assets under management.

         The Portfolio's assets are managed by a team of investment professionals led by James Macmillan. Mr. Macmillan is a Managing Director and Senior Portfolio Manager and has been with MLIM International since 1993.